UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material Under Rule 14a-12

InforMedix Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INFORMEDIX HOLDINGS, INC.

Georgetowne Park
5880 Hubbard Drive
Rockville, Maryland 20852-4821

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of InforMedix Holdings, Inc. (the “Company”) to be held at 1:00 p.m., local time, on November 29, 2007, at the offices of the Company at Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland 20852-4821.

At the annual meeting, you will be asked to approve our amended and restated articles of incorporation, to elect six directors to our board of directors, to approve our 2007 Equity Incentive Plan, and to ratify the selection of our independent auditors for 2007. Details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of Annual Meeting and Proxy Statement. Our board of directors unanimously recommends that stockholders vote in favor of the approval of our amended and restated articles of incorporation, the election of the nominated directors, and the approval of our 2007 Equity Incentive Plan and our independent auditors.

Whether or not you plan to attend the annual meeting, we urge you to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the annual meeting. If you decide to attend the annual meeting or change your vote, you may withdraw your proxy and vote in person at the annual meeting. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

We thank you for your continued support of the Company and look forward to seeing you at the annual meeting.

Sincerely,

Bruce A. Kehr, M.D.
Chairman and Chief Executive Officer

INFORMEDIX HOLDINGS, INC.

Georgetowne Park
5880 Hubbard Drive
Rockville, Maryland 20852-4821

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 29, 2007

The annual meeting of stockholders of InforMedix Holdings, Inc., a Nevada corporation, will be held at 1:00 p.m., local time, on November 29, 2007, at the offices of the Company at Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland 20852-4821 for the following purposes:

1. To approve our amended and restated articles of incorporation to (i) increase the number of shares of common stock we are authorized to issue from 200,000,000 to 300,000,000, (ii) divide membership on our board of directors into three classes with staggered terms, and (iii) incorporate certain other anti-takeover provisions;

2. To elect six new directors to serve for terms expiring at the 2008, 2009 and 2010 annual meetings or until their successors are duly elected and qualified or until their earlier resignation or removal;

3. To adopt our 2007 Equity Incentive Plan;

4. To ratify the appointment of Morison & Cogen LLP as our independent auditors for the fiscal year ending December 31, 2007; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on November 9, 2007 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

Harry M. Stokes
Senior Vice President and Chief Financial Officer

Rockville, Maryland
_______________ __, 2007

INFORMEDIX HOLDINGS, INC.

Georgetowne Park
5880 Hubbard Drive
Rockville, Maryland 20852-4821

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The enclosed proxy is solicited on behalf of InforMedix Holdings, Inc., a Nevada corporation, by our board of directors for use at our annual meeting of stockholders to be held on November 29, 2007 at 1:00 p.m., local time, or at any adjournment or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice. The meeting will be held at the offices of the Company at Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland 20852-4821.

These proxy solicitation materials were first mailed on or about ___________ __, 2007 to all stockholders entitled to vote at the meeting.

Throughout this proxy statement, the terms “we,” “us,” “our,” the “Company,” and “our company” refer to InforMedix Holdings, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and “you” and “your” refers to the stockholders of the company.

Voting Securities and Voting Rights

Stockholders of record at the close of business on November 9, 2007, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding _____________ shares of our common stock. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of our outstanding common stock constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, a plurality of affirmative votes properly cast in person or by proxy will be required to elect directors and a majority of affirmative votes properly cast in person or by proxy will be required to approve our amended and restated articles of incorporation, to adopt our 2007 Equity Incentive Plan, and to ratify the appointment of Morison & Cogen LLP as our independent auditors for the fiscal year ending December 31, 2007.

Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the meeting and will determine whether a quorum is present. The inspector of elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Whether or not you plan to attend the annual meeting, you may vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you have previously returned a proxy card.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed, subject to applicable voting or irrevocable proxy agreements. If no specification is indicated, the shares will be voted (1) “for” the amendment and restatement of our articles of incorporation; (2) “for” the election of all the director-nominees set forth in this proxy statement to serve for terms expiring at the 2008, 2009 and 2010 annual meetings; (3) “for” the adoption of the 2007 Equity Incentive Plan; and (4) “for” the ratification of the appointment of Morison & Cogen LLP as our independent auditors for the fiscal year ending December 31, 2007.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Solicitation

We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarded solicitation material to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or email, without additional compensation.

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in our next year’s proxy statement, stockholder proposals must be received at our principal’s executive offices no later than the close of business on January 31, 2008. Proposals should be addressed to our Company’s corporate secretary at our executive offices set forth in this proxy statement.

Other Stockholder Proposals for Presentation at the Annual Meeting

For any proposal that is not submitted for inclusion in our next year’s proxy statement, but is instead sought to be presented directly at the 2007 Annual Meeting, SEC rules will permit management to vote proxies in its discretion if we:

•	receive notice of the proposal before the close of business on November 15, 2007 and advise our stockholders in our 2007 proxy statement about the nature of the matter and how management intends to vote on such matter, or
•	do not receive notice of the proposal prior to the close of business on November 15, 2007.

Notices of intention to present proposals at the 2007 annual meeting should be addressed to our Company’s corporate secretary at our executive offices set forth in this proxy statement.

No person who intends to present a proposal for action at a forthcoming stockholders’ meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of the Company’s common stock, has held such shares for at least one year at the time the proposal is submitted, and shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership and a statement that he intends to continue to hold the shares through the date of the meeting, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative to present his proposal for action, and (d) timely submits his proposal. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company’s bylaws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company’s principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

In addition, a person may submit only one proposal of not more than 500 words including any accompanying statement. A supporting statement is required if requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission’s, or SEC, rules relating to the solicitation of proxies. The Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy if the foregoing eligibility or procedural requirements are not met or some other basis exists for such omission such as the proposal deals with a matter relating to the Company’s ordinary business operations.

Annual Report and Other Matters

Our annual report of Form 10-KSB for the year ended December 31, 2006, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, additional copies of our annual report on Form 10-KSB for the year ended December 31, 2006 as filed with the SEC to each stockholder of record as of the record date who requests a copy in writing. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any requests for documents should be directed to our Company’s corporate secretary at our executive offices set forth in this proxy statement.

PROPOSAL 1

AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

We are seeking your approval to authorize the board of directors, in its discretion, to amend and restate our articles of incorporation to:

•	increase the number of shares of common stock we are authorized to issue from 200,000,000 to 300,000,000;
•	divide membership on our board of directors into three classes with staggered terms; and
•	incorporate certain other anti-takeover provisions, as summarized below.

Reasons for Amendment and Restatement of our Articles of Incorporation

As part of its continuing efforts to improve our corporate governance, our board of directors has reviewed and evaluated the existing corporate governance documents, including our articles of incorporation, as amended (the “Existing Articles”). Our original articles of incorporation were adopted in 2000. While we have amended these articles of incorporation over the years, the operative provisions of the Existing Articles have been largely unchanged for the past seven years. In addition, the amendments that we have filed have never been merged with the original articles of incorporation into a cohesive, consolidated document.

The amended and restated articles of incorporation unanimously adopted by our board of directors (the “Amended and Restated Articles”) incorporate each previously filed amendment, increase our authorized common stock to 300,000,000 shares, divides membership on our board of directors into three classes with staggered terms and incorporates certain other anti-takeover provisions. The increase in the number of authorized shares is being undertaken because our board of directors believes that the additional shares are necessary to provide sufficient working capital to continue operations and generate sales in the next fiscal year.

Our board of directors currently consists of a single class of six directors. All of our directors are elected at each Annual Meeting of Stockholders unless a vacancy occurs during the year and the Nominating and Corporate Governance or the full board of directors finds a candidate to fill the vacancy. The staggered term provision in the Amended and Restated Articles would classify the board of directors into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

The anti-takeover provisions of the Amended and Restated Articles will change certain rights of our stockholders. The Amended and Restated Articles increase the consent required for stockholders to remove a director from our board of directors from a majority of all shares entitled to vote to a greater-than-majority vote, or 66% of all such shares. Additionally, the Amended and Restated Articles prohibit stockholders from taking action by written consent and from calling special meetings of the stockholders.

We have summarized these changes and other differences below under the section entitled “Comparison of Stockholder Rights Before and After Adoption of Amended and Restated Articles.” This summary regarding the Amended and Restated Articles is qualified in its entirety by reference to the text of the Amended and Restated Articles, attached to this proxy statement as Annex A.

Comparison of Stockholder Rights Before and After Adoption of Amended and Restated Articles

Because of differences between the Existing Articles and the Amended and Restated Articles, the adoption of the Amended and Restated Articles will effect certain changes in the rights of our stockholders.

Summarized below are the most significant differences between the rights of our stockholders under the Existing Articles and under the Amended and Restated Articles. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the Existing Articles and the Amended and Restated Articles.

Existing Articles	Amended and Restated Articles
Authorized Shares
The Company’s Existing Articles authorize the Company to issue 200 million shares of Common Stock and 4.5 million shares of Preferred Stock, of which 480 shares are designated Series A Preferred Stock.	The Amended and Restated Articles would authorize the Company to issue 300.0 million shares of Common Stock and 4.5 million shares of Preferred Stock, of which 480 shares are designated Series A Preferred Stock.
Classification of the Board of Directors
The Existing Articles provide that our board of directors shall consist of a single class of directors.	The Amended and Restated Articles provide that our board of directors would be divided into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.
Stockholder Approval
The Existing Articles provide that the affirmative vote of a majority of the shares outstanding is necessary to remove a director from our board of directors.	The Amended and Restated Articles provide that the affirmative vote of at least 66% of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, are required to remove a director from our board of directors.
Action by Written Consent
The Existing Articles permit the stockholders to take action by written consent without a meeting.	The Amended and Restated Articles do not permit the stockholders to take action by written consent without a meeting.
Special Meetings of the Stockholders
The Existing Articles permit the holders of a majority of the shares outstanding to request the Company to call a special meeting of the stockholders.	The Amended and Restated Articles do not permit the stockholders to request a special meeting of the stockholders.

Anti-Takeover Implications

Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of its articles of incorporation or bylaws or otherwise, which measures are designed to reduce our vulnerability to unsolicited takeover attempts. Certain provisions of the Amended and Restated Articles which may have such an effect are discussed below. It should be noted, however, that these provisions were not proposed to prevent such a change in control, and our board of directors is not aware of any present attempt to acquire control us, or to obtain representation on our board of directors.

Classified Board of Directors

If this Proposal No. 1 is adopted, beginning with the election of directors at our 2007 Annual Meeting of Stockholders, our director nominees will be elected for one, two and three-years terms depending on which class they are divided into. Thereafter, directors to be elected at our Annual Meetings of Stockholders would be elected for a three-year term so that the term of office of one class of directors shall expire in each year.

Unless a director is removed or resigns, three annual elections would be needed to replace all of the directors on the classified board of directors. The staggered term provision may therefore discourage an individual or entity from acquiring a significant position in our capital stock with the intention of obtaining immediate control of the board of directors. If this Proposal No. 1 is adopted, these provisions will be applicable to each annual election of directors, including the elections following any change of control of the Company.

We are not aware of any present third-party plans to gain control of us, and the staggered term provision is not being recommended in response to any such plan. Rather, the board of directors is recommending the staggered term provision as part of its periodic review of our corporate governance documents and to assist in assuring fair and equitable treatment for all of our stockholders in hostile takeover situations. The board of directors has no present intention of soliciting a stockholder vote on any other proposals relating to our possible takeover.

The staggered term provision is designed to assure continuity and stability in our board of directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with us and, therefore, will be familiar with our business and operations. We have not experienced continuity problems in the past and the board of directors wishes to ensure that this experience will continue. The board of directors believes that the staggered term provision will assist the board of directors in protecting the interests of our stockholders in the event of an unsolicited offer for the Company by encouraging any potential acquirer to negotiate directly with the board of directors.

The staggered term provision may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the board of directors, even if the takeover bidder were to acquire a majority of the voting power of our outstanding capital stock. Without the ability to obtain immediate control of the board of directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of us. Thus, the staggered term provision could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. By potentially discouraging accumulations of large blocks of our capital stock and fluctuations in the market price of our capital stock caused by accumulations, the staggered term provision could cause stockholders to lose opportunities to sell their shares at temporarily higher prices. Further, the staggered term provision will make it more difficult for stockholders to change the majority composition of the board of directors, even if the stockholders believe such a change would be desirable.

Greater than majority stockholder approval

Currently, the affirmative vote of a majority of our capital stock outstanding is necessary to remove a director from our board of directors. Our board of directors believes that a greater-than-majority vote, or 66% of our capital stock outstanding, for such matters will help to assure that long-standing directors are not replaced without the consensus of a substantial majority for change. Moreover, many other public corporations have similar greater-than-majority vote requirements.

Our board of directors also believes that a greater-than-majority vote requirement will help protect all stockholders against self-interested actions by one or a few large stockholders. These provisions encourage persons making an unsolicited takeover bid for the Company to negotiate with the board of directors to reach terms that are fair and provide the best result for all of our stockholders.

No stockholder action by written consent

Our Existing Articles permit stockholders to act by written consent without a meeting for any reason, however frequently and at any time. Our board of directors believes that removing the ability to act by written consent will reduce disruption, foster stockholder democracy, reduce our exposure to blackmailing by special interest groups and reduce significant administrative and financial burdens on us.

Our board of directors believes that permitting stockholders to solicit written consents on any matter at any time is both confusing and disruptive in a publicly held corporation with millions of shares outstanding and numerous stockholders of record. In addition, acting by written consent can disenfranchise many of our stockholders. By prohibiting stockholders to act by written consent, all of our stockholders will have the opportunity to participate in meetings called to determine proposed actions and this will increase the ability of all of our stockholders to have their views considered.

If this Proposal No. 1 is not approved, it is possible for the holders of a simple majority of our capital stock to use the written consent procedure to take action without a meeting and before all arguments can be heard. Our board of directors believes that this does not further stockholder democracy. Moreover, our board of directors believes that stockholder action by written consent can create confusion, as multiple stockholders are able to solicit written consents on various matters, and can drain valuable corporate resources.

In the takeover context, if stockholders are not prohibited from acting by written consent, large holders could act on takeover bids without consulting the minority stockholders.

Nevada law does not grant stockholders of a corporation the absolute right to act by written consent, and instead permits each individual corporation to determine in its articles of incorporation and bylaws whether stockholders will have such right. We believe that this approach permits a corporation to alleviate the significant financial and administrative burdens that stockholder actions by written consent could impose on corporations (particularly public corporations) and to assure that all stockholders have an opportunity to consider in advance any proposed stockholder action.

Special meetings of the stockholders

Our Existing Articles permit the holders of a majority of our capital stock outstanding to request the Company to call a special meeting of the stockholders. The Amended and Restated Articles provide that special meetings of stockholders may be called only by either the board of directors or by our chief executive officer.

At any Annual Meeting of Stockholders, which is required under Nevada law as well as the Amended and Restated Articles, our stockholders have an opportunity to raise any appropriate matter. Allowing holders of a majority of our capital stock to call an unlimited number of special meetings for any reason and at any time would be disruptive to the conduct of our business and would impose significant administrative and financial burdens on us.

Without restricting the right to call special meetings, we remain exposed to special interest groups who, knowing the expense and time involved in the preparations for a special meeting, could use the threat of calling a special meeting just to obtain concessions for their particular interests. Special meetings are costly in terms of both time and money. Each of our stockholders of record would also be entitled to notice of, and to receive proxy materials for, every special meeting. This would involve legal, printing, postage and other expenses, in addition to those costs normally associated with our Annual Meeting of Stockholders. In addition, preparing for a special meeting requires significant attention from management and other employees, diverting them from running and improving our business. By restricting the right to call a special meeting, the Amended and Restated Articles are intended to help ensure an orderly conduct of corporate affairs and prevent special interest groups from imposing upon us the burden and expense of a special meeting that may not be desired.

In the takeover context, the ability to call a special meeting permits stockholders to force us to convene a special meeting to dismantle our defenses against abusive takeover practices or to consider an offer that our board of directors deems inadequate or on the basis of information that the board of directors deems incomplete or inaccurate.

Nevada law does not grant stockholders of a corporation the absolute right to call a special meeting, and instead permits each individual corporation to determine in its articles of incorporation and bylaws whether stockholders will have such right. We believe that this approach permits a corporation to alleviate the significant financial and administrative burdens that stockholder actions by written consent could impose on corporations (particularly public corporations) and to assure that all stockholders have an opportunity to consider in advance any proposed stockholder action.

Effective Time

If the Amended and Restated Articles are approved, the Amended and Restated Articles will become effective upon the filing with, and acceptance by, the Nevada Secretary of State. If the Amended and Restated Articles are approved, it is anticipated that our board of directors will cause the Amended and Restated Articles to be filed as promptly as reasonably possible following such approval. However, the filing of the Amended and Restated Articles may be delayed by the board of directors or abandoned by action of our board of directors at any time prior to the effective time of filing, whether before or after the approval by our stockholders, if our board of directors determines for any reason, in its sole judgment and discretion, that the filing should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

At the effective time, the rights of our stockholders will be as summarized in this section describing the Amended and Restated Articles as qualified in its entirety by reference to the text of the Amended and Restated Articles, attached to this proxy statement as Annex A.

Regulatory Approval

To our knowledge, the only required regulatory or governmental approval or filing necessary in connection with the Amended and Restated Articles will be the filing of the Amended and Restated Articles with the Nevada Secretary of State.

The board of directors recommends a vote “for” the amendment and restatement of our articles of incorporation.

PROPOSAL 2

ELECTION OF DIRECTORS

The election of directors to staggered terms is being undertaken as a result of and in conjunction with the proposed amendment and restatement of our articles of incorporation. Assuming that the amendment and restatement of our articles of incorporation are approved by our stockholders, the number of directors fixed by the board of directors from time to time by resolution will be divided into three classes, with each class serving for a term of three years and only one class standing for election each year. At each annual meeting of the stockholders subsequent to this annual meeting, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring.

Presently, the number of directors is fixed at six and all six directors are standing for reelection. Bruce S. Morra and Harris Kaplan have been nominated to be in the class of directors whose term expires in 2008. David Nash and Rhonda B. Friedman have been nominated to be in the class of directors whose term expires in 2009. Bruce A. Kehr and Phillip Gross have been nominated to be in the class of directors whose term expires in 2010. If the proposed amendment and restatement of our articles of incorporation are not approved by our stockholders, each nominee will be elected to a term expiring in 2008.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The board of directors recommends a vote “for” the nominees named herein.

Nominees for Director Standing for Election with Terms Expiring in 2008

Rhonda B. Friedman, Sc.D., [56], has been a director of the Company since February 2001. Since January 1997, she has served as the President and Chief Operating Officer of Coagulation Diagnostics, Inc., a company specializing in the development of tests for hypercoagulability, or the tendency to form blood clots. Dr. Friedman earned her Bachelor’s degree from Hobart and William Smith Colleges in 1971. She has also earned an Sc.M. in 1974 and Sc.D. in 1978 from the John Hopkins University School of Hygiene and Public Health.

Harris Kaplan, M.B.A., [55], has been a director of the Company since August 2001 and is Chairman of our Compensation Committee. Mr. Kaplan is the Co-Founder and CEO of Healogix which identifies and shapes future drug success for pharmaceutical company clients. Prior to founding Healogix, Mr. Kaplan had been the Chief Executive Officer of the Collaborative Consulting Group, providing strategic guidance to pharmaceutical and biotechnology companies, for the commercialization and licensing of new pharmaceutical products. Mr. Kaplan was an early investor in and consultant to several healthcare companies including Ventana Medical, Biosite, and Digene Corporation. Mr. Kaplan has also been an advisor to a number of venture capital groups including CW Group, Frazier & Co., DeNovo Ventures and Medicus Ventures. He received his Bachelor’s degree and MBA from Temple University.

Nominees for Director with Terms Expiring in 2009

Bruce S. Morra, Ph.D., M.B.A., [52], was appointed to our board of directors in December 2005. Dr. Morra is a consultant and board member to various companies in the pharmaceutical, medical device, drug delivery, biotech and polymers industries. From April 2003 through the end of 2004, Dr. Morra was President of West Pharmaceutical Services’ Drug Delivery and Contract Clinical Research businesses. Prior to joining West Pharmaceutical Services, for the period 2000 to 2003, he was Chief Business Officer for Progenitor Cell Therapy, LLC, a start-up company performing cell-based process, device and drug development; President, COO and CFO of Biopore Corporation and its sister company Polygenetics, Inc., driving development of applications for their unique porous polymer microsphere technology in fields that included drug delivery, embolotherapy, gene therapy and bioartificial livers; while also being a Board Member and consultant for other life science companies. Dr. Morra earned his Ph.D. and M.S. in Polymer Science and Engineering and his M.B.A. from the University of Massachusetts, Amherst in 1980, after graduating magna cum laude in Chemical Engineering from Princeton University in 1976.

David B. Nash, M.D., M.B.A., [56], was appointed to our board of directors in March 2006. He is Founder and Dr. Raymond C. and Doris N. Grandon Professor and Chairman of the Department of Health Policy, at Jefferson Medical College of Thomas Jefferson University in Philadelphia. He has edited fifteen books, including A Systems Approach to Disease Management by Jossey-Bass, Connecting with the New Healthcare Consumer by Aspen and The Quality Solution by Jones and Bartlett. Dr. Nash has served on the Board of Directors of five companies, including I-Trax Corporation from 2002 to present; Future Health, from 2003 to present; DoctorQuality from 2000 to 2003; Pharma Detailing.Com from 1999 to 2000; and Patient InfoSystems from 1996 to 2000. In addition, Dr. Nash has served on the Advisory Boards of nine other companies including Pfizer Health Solutions. Repeatedly named by Modern Healthcare to the top 100 most powerful persons in healthcare list, his national activities include appointment to the JCAHO Advisory Committee on Performance Measurement, the CIGNA Physician Advisory Committee, membership on the Board of Directors of the Disease Management Association of America (DMAA) and Chair of an NQF Technical Advisory Panel — four key national groups focusing on quality measurement and improvement. Currently, he is Editor-in-Chief of four major national journals including P&T, Disease Management, Biotechnology Healthcare and the American Journal of Medical Quality. Dr. Nash received his BA in economics (Phi Beta Kappa) from Vassar College in 1977; his M.D. from the University of Rochester School of Medicine and Dentistry in 1981; and his M.B.A. in Health Administration (with honors) from the Wharton School at the University of Pennsylvania in 1986. While at Penn, he was a former Robert Wood Johnson Foundation Clinical Scholar and Medical Director of a nine physician faculty group practice in general internal medicine.

Nominees for Director with Terms Expiring in 2010

Phillip Gross, [54], was elected to our board of directors on January 24, 2005. Mr. Gross also serves as Chairman of our Audit Committee. Since March 1, 2005, Mr. Gross has served as a consultant to and prior thereto, from February 2004, as Senior Vice President of Business Development and Chief Financial Officer of Dr.First.com, Inc. From May 2002 until January 2004, Mr. Gross was an independent consultant. Prior thereto from December 1998 he was President, Vice Chairman and a Director of PrimeWire, Inc. Mr. Gross is active in the venture capital community as both the recipient of venture capital funds as an early stage investor. He holds B.A. and M.P.A. degrees from Syracuse University and obtained his Certified Public Accountant and Certified Internal Auditor certificates in 1978.

Bruce A. Kehr, M.D., [57], has been the Chairman of the Board and Chief Executive Officer of InforMedix, Inc. since its formation in 1997 and became Chairman of the Board of Directors and Chief Executive Officer of InforMedix Holdings, Inc. in May 2003. Dr. Kehr is a forensic consultant in neuropsychiatry and traumatic brain injury and a practicing physician. Since 1982, Dr. Kehr has been the President of Contemporary Psychiatric Services, a psychiatric group practice he formed which employs 10 full and part-time employees. Dr. Kehr is the inventor of 15 issued patents and 12 pending patents in the United States, Europe, Japan and Canada, as well as issued and pending trademarks and service marks. In 1995, he was named in Who’s Who of American Inventors. He has actively written and lectured on neuropsychiatry aspects of traumatic brain injury and on medication noncompliance, a field in which he is recognized as an expert. Dr. Kehr received his Bachelor’s degree from the University of Pennsylvania in 1971, followed by his Medical degree from Georgetown University School of Medicine in 1975.

Information Relating to Corporation Governance and the Board of Directors

Our board of directors has determined, after considering all the relevant facts and circumstances, that each of our directors other than Dr. Kehr are independent directors, as “independence” is defined in the Nasdaq Marketplace Rules, because they have no relationship with us that would interfere with their exercise of independent judgment.

Our bylaws authorize our board of directors to appoint among its members one or more committees, each consisting of one or more directors. Our board of directors has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Our board of directors has adopted charters for the Audit, Compensation, and Nominating and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the board of directors. Our board of directors has also adopted Corporate Governance Guidelines, a Code of

Conduct and Ethics and a Statement of Company Policy. The charters of our Audit, Compensation, and Nominating Corporate Governance Committees and our Corporate Governance Guidelines, Code of Conduct and Ethics and a Statement of Company Policy can be found on our investor relations website:

http://investor.informedix.com/management.asp?ticker=ifmx&title=null

These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement. We intend to disclose any amendments to or waivers of a provision of our Code of Conduct and Ethics made with respect to our directors or executive officers on our website.

Interested parties may communicate with our board of directors or specific members of our board of directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the board of directors of InforMedix Holdings, Inc. or any specified individual director or directors at the address listed herein. Any such letters will be sent to the indicated directors.

Audit Committee

The purpose of the Audit Committee is to (i) oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Company; (ii) select and evaluate the Company’s independent auditors; (iii) oversee that management has established and maintained an independent relationship with its external auditor; (iv) oversee that management has established and maintained processes to assure that an adequate system of internal control of financial reporting is functioning within the Company; and (v) oversee that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and corporate policy. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our Company’s accounting and financial reporting processes and audits of the financial statements of our Company on behalf of our board of directors. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of our Company; reviews the proposed scope of such audit; reviews accounting and financial controls of our Company with the independent auditor and our financial accounting staff; and, unless otherwise delegated by our board of directors to another committee, reviews and approves transactions between us and our directors, officers and their affiliates.

The Audit Committee currently consists of Mr. Gross, Dr. Friedman, and Mr. Kaplan, each of whom is an independent director of our Company under the Nasdaq Marketplace Rules and under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. The board of directors has determined that all members of the Audit Committee meet the requirements for financial literacy in accordance with applicable rules and regulations of the SEC. We do not have an “audit committee financial” expert serving on the Audit Committee. At this time, the board of directors believes that the experience provided by each member of the Audit Committee together offers the Company adequate oversight for the Company’s level of financial complexity. However, the Company is considering appointing a director to the board or directors and to the Audit Committee who would be a financial expert.

Compensation Committee

The Compensation Committee is responsible for formulating, evaluating and approving compensation of the Company’s directors, executive officers and key employees, overseeing all compensation programs involving the use of the Company’s stock, and discharging the responsibilities of our board of directors relating to our compensation programs and compensation of our executives.

The Compensation Committee is tasked with establishing a compensation policy for executives designed to (i) enhance the profitability of the Company and increase stockholder value, (ii) reward executive officers for their contribution to the Company’s growth and profitability, (iii) recognize individual initiative, leadership, achievement, and other contributions and (iv) provide competitive compensation that will attract and retain qualified executives. Among other responsibilities, the Compensation Committee reviews competitive practices and trends to determine the adequacy of our executive compensation program, annually reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer, evaluates our chief executive officer’s performance in light of those goals and objectives, and recommends to the board of directors our chief executive officer’s compensation levels based on this evaluation. In addition, the Compensation

Committee annually reviews and makes recommendations to our board of directors with respect to compensation of our directors, executive officers other than the chief executive officer, and key employees; approves employment contracts, severance arrangements and change in control provisions for executive officers; approves and administers cash incentives and deferred compensation plans for executives and oversees performance objectives and funding for such plans; and prepares annual reports as required by the SEC.

Our Compensation Committee currently consists of Mr. Kaplan, as chairman, Mr. Gross and Dr. Nash.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for providing the board of directors with recommendations of individuals to be nominated both for election as directors by the stockholders or to fill vacancies on the board of directors and for service on the Audit and Compensation Committees. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing the administration of our corporate compliance program, including review and assessment of the adequacy of corporate governance principles applicable to us.

Our Nominating and Corporate Governance Committee consists solely of Mr. Kaplan.

In accordance with the Corporate Governance Guidelines adopted by the board of directors, the criteria for selection of candidates includes: (i) broad experience, diversity; (ii) wisdom and integrity; (iii) judgment and skill; (iv) understanding of our business environment; (v) experience with businesses and other organizations deemed appropriate by the independent directors in their discretion; (vi) ability to make independent analytical inquiries; (vii) possession of personal qualities, characteristics and accomplishments deemed appropriate by the independent directors in their discretion; (viii) ability and willingness to devote sufficient time to serve on the board of directors and its committees; and (ix) fit of the individual’s skills, experience and personality with those of other directors in maintaining an effective, collegial and responsive board of directors. Such persons should not have commitments that would conflict with the time commitments of serving as a director of the Company.

The board of directors does not have a specific policy for consideration of nominees recommended by security holders, however, security holders may recommend a prospective nominee for the board of directors by writing to our corporate secretary at our corporate headquarters and providing the information required by our bylaws, along with any additional supporting materials the security holder considers appropriate. There have been no recommended nominees from security holders for election at the annual meeting. We currently pay no fees to third parties for evaluating or identifying potential nominees.

Meetings of the Board of Directors and its Committees

Our board of directors held a total of four meetings during the fiscal year ended December 31, 2006. During the fiscal year ended December 31, 2006, the Audit Committee held a total of four meetings, the Compensation Committee held a total of four meetings and the Nominating and Corporate Governance Committee held a total of one meeting. During 2006, no director attended fewer than 75% of the aggregate of (1) the total number of meetings of our board of directors, and (2) the total number of meetings held by all committees of our board of directors on which he or she was a member.

Director Compensation

Our Compensation Committee has determined that directors shall be compensated with options for their services on our board of directors. On August 21, 2007, the our board of directors approved a resolution that increased the number of options that each director shall individually receive to 0.5% of the total authorized shares of our common stock. The incremental options are subject to a three year vesting period commencing on a monthly basis as of October 1, 2006, and include all previously granted options. Prior to this increase, on January 24, 2005, our board of directors unanimously passed a resolution that each director shall receive a grant of 270,000 options, exercisable at $.30 per share, vesting over a three year period at a rate of 7,500 options per month. In addition, the four independent directors that had served on our board of directors but had not been compensated for the period August 2002 through December 2004 received a grant of 75,000 fully vested options exercisable at $.30 per share. We reimburse all directors for expenses incurred in attending board of directors meetings and other costs directly incurred in connection with services requested by either the board of directors or management.

The following table sets forth the compensation paid to each of our non-employee directors in fiscal year 2006:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards		All Other Compensation	Total
Rhonda B. Friedman	$0	$0	$0		$0	$0
Philip J. Gross	0	0	0		0	0
Harris Kaplan	0	0	0		0	0
Bruce S. Morra	0	0	17,558	(1)	0	17,558
David Nash	0	0	0		0	0

(1)	Represents warrants issued pursuant to a consulting agreement we entered into with Bruce Morra for strategic business development matters.

PROPOSAL 3

2007 EQUITY INCENTIVE PLAN

We are seeking your approval for our 2007 Equity Incentive Plan (the “2007 Plan”). On August 21, 2007 our board of directors approved the 2007 Plan, and recommended that it be submitted to our stockholders for their approval at this annual meeting. Additionally, stockholder approval of the 2007 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, or the Code, and (ii) to comply with the incentive stock options rules under Section 422 of the Code.

Our board of directors believes that approval of the 2007 Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of grants in light of the recent changes in tax and accounting rules relating to equity-based compensation.

The board of directors recommends a vote “for” the 2007 Equity Incentive Plan.

The following is a summary of certain principal features of the 2007 Plan. This summary is qualified in its entirety by reference to the complete text of the 2007 Plan. Stockholders are urged to read the actual text of the 2007 Plan in its entirety which is set forth as Annex B to this proxy statement.

Purposes

The purposes of the 2007 Plan are to enable us to attract and retain highly qualified personnel who will contribute to our success and provide incentives to participants in the 2007 Plan that are linked directly to increases in stockholder value.

Shares Available for Issuance

The maximum number of shares of our common stock reserved and available for grant and issuance pursuant to the 2007 Plan will be 31,400,000, subject to adjustment for stock dividends, recapitalizations, stock splits, reverse stock splits, subdivisions, combinations, reclassifications or similar changes in our capital structure without consideration.

As of the date of this proxy statement, the following awards have been granted to our executive officers and directors under the 2007 Plan:

Name and Position	Dollar Value ($)	Number of Options
Bruce A. Kehr, Chairman and Chief Executive Officer		7,359,088	(1)
Harry M. Stokes, Senior Vice President and Chief Financial Officer		2,400,000	(2)
Davison R. Dulin, Senior Vice President of Operations and Director of Sales		2,400,000	(2)
Richard P. Voss, Senior Vice President of Business Development, Marketing and Channel Sales		2,400,000	(3)
Michael P. Gavin, Vice President of Research and Development		2,215,403	(4)
All current executive officers as a group		16,774,491
All current non-employee directors as a group		3,356,000
All non-executive officer employees as a group		4,310,000

(1)	Options to purchase 3,679,544 shares are currently exercisable. Options to purchase 3,679,544 shares are exercisable based upon the Company’s satisfaction of certain performance criteria for the year ending December 31, 2007.
(2)	Options to purchase 400,000 shares are currently exercisable. Options to purchase 400,000 shares shall vest on each of September 30, 2008 and 2009. Options to purchase 1,200,000 shares are exercisable based upon the Company’s satisfaction of certain performance criteria for the years ending December 31, 2007, 2008 and 2009.

(3)	Options to purchase 140,000 shares are currently exercisable. Options to purchase 140,000 shares shall vest on March 31, 2008. Options to purchase 280,000 shares shall vest on each of March 31, 2009 and 2010. Options to purchase 1,560,000 shares are exercisable based upon the Company’s satisfaction of certain performance criteria for the years ending December 31, 2007, 2008 and 2009.
(4)	Options to purchase 369,234 shares are currently exercisable. Options to purchase 369,234 shares shall vest on each of September 30, 2008 and 2009. Options to purchase 1,107,701 shares are exercisable based upon the Company’s satisfaction of certain performance criteria for the years ending December 31, 2007, 2008 and 2009.

Administration

The 2007 Plan will be administered by our board of directors or a committee delegated by our board of directors (the “Administrator”). The Administrator will have full authority to determine the terms and conditions of awards granted under the 2007 Plan.

Eligibility

The persons eligible to receive awards under the 2007 Plan are the officers, directors, employees, consultants, and other persons who provide services to us or any related entity. As of September 30, 2007, we had five non-employee directors and seven officers and employees.

Types of Awards

Under the 2007 Plan, the Administrator is authorized to award:

Stock Options and Stock Appreciation Rights. The Administrator is authorized to grant stock options, including both incentive stock options (“ISOs”), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Administrator, but must not be less than the fair market value of a share of our common stock on the date of grant. For purposes of the 2007 Plan, the term “fair market value” shall be equal to the closing market price of our common stock on the principal stock market in which the common stock trades or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Administrator, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Administrator.

Restricted Stock. The Administrator is authorized to grant restricted stock. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which shall be subject to such risks of forfeiture and other restrictions as the Administrator may impose. A participant granted restricted stock generally has all of the rights of a shareholder of the Company, unless otherwise determined by the Administrator.

Performance Grants. The Administrator is authorized to grant performance grants to participants on terms and conditions established by the Administrator. Performance grants may be issued in different classes or series having different names, terms and conditions. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Administrator upon the grant of the performance grants. The performance criteria shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more subsidiary, parent or affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The rights of a participant in performance grants may be canceled or paid in whole or in part, all as determined by the Administrator, if such participant’s continuous employment or performance of services for the Company shall terminate for any reason prior to the end of the performance grant period. Performance grants may be settled by delivery of cash, shares of common stock or other property, or any combination thereof, as determined by the Administrator.

Stock Bonuses. The Administrator is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to such terms as the Administrator may specify.

Other Terms of Awards

Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 15,000,000 shares of common stock in any fiscal year.

Amendment of the 2007 Plan

Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Sections 162(m) or 422 of the Code, our board of directors has the right and power to amend or suspend the 2007 Plan; provided, however, that the board may not amend the 2007 Plan in a manner which would impair or adversely affect the rights of the holder of an outstanding award without such holder’s consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the 2007 Plan or any type of amendment thereto, or where the failure to obtain stockholder approval would adversely affect the compliance of the 2007 Plan with Sections 162 and 422 of the Code, Rule 16b-3 and/or with any other applicable law, rule or regulation, then, to the extent so required, stockholder approval will be obtained.

Termination of the 2007 Plan

Subject to earlier termination by our board of directors, the 2007 Plan will terminate on July 1, 2017. Termination of the 2007 Plan will not in any manner impair or adversely affect any award outstanding at the time of termination.

Administrator’s Right to Modify Benefits

Any award granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Administrator if and to the extent permitted in the 2007 Plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

Change in Control

An award agreement may provide that, upon a “change in control,” all or any portion of the award shall automatically become immediately vested and exercisable, that restrictions relating to the award shall lapse, or that the award shall become immediately payable.

A change of control will be deemed to have occurred if:

•	any person (other than a current stockholder or holder of rights entitling the holder to acquire our securities or one or more employee benefit plans maintained by, or the majority interest in which is held by the Company) acquires beneficial ownership of 50% or more of the voting power of our then-outstanding voting securities, or
•	we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control.

Reusage

To the extent that any award payable in shares is forfeited, canceled, returned to us for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares covered by such award will no longer be charged against the 31,400,000 share maximum and may again be made subject to awards under the 2007 Plan.

Section 162 Limitations

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1.0 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1.0 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that awards granted to employees under the 2007 Plan whom the Administrator expects to be covered employees at the time a deduction arises in connection with such options, may, if and to the extent so intended by the Administrator, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) deductibility cap of $1.0 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that awards under the 2007 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Morison & Cogen LLP, as our independent auditors, to audit our financial statements for the fiscal year ending December 31, 2007. Bagell, Josephs & Company LLC audited our financial statements for the fiscal years ended December 31, 2005 and 2006.

On October 26, 2007, our Audit Committee informed Bagell, Josephs & Company LLC that they would not be retained as our independent auditors for the fiscal year ending December 31, 2007. Bagell, Josephs & Company LLC stated in their reports on our financial statements for the two most recent fiscal years that we had sustained operating losses and capital deficits and there is no guarantee whether we will be able to generate enough revenue and/or raise sufficient capital to support current operations and expand sales. Otherwise, Bagell, Josephs & Company LLC’s reports on our financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years through June 30, 2007, there were no disagreements with Bagell, Josephs & Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bagell, Josephs & Company LLC, would have caused Bagell, Josephs & Company LLC to make reference to the disagreements in connection with its reports on our financial statements for such years. During the two most recent fiscal years through June 30, 2007, there were no “reportable events” as defined in Regulation S-K Item 304(a)(1)(v).

On October 26, 2007, the Audit Committee engaged Morison & Cogen LLP as our independent auditors to audit our financial statements. During the two most recent fiscal years and through June 30, 2007, we have not, and no one on our behalf has, consulted with Morison & Cogen LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or with respect to any “reportable events” as defined in Regulation S-K Item 304(a)(1)(v).

Our organizational documents do not require that our stockholders ratify the appointment of Morison & Cogen LLP as our independent auditors. We are submitting the appointment of Morison & Cogen LLP to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection, but may still retain Morison & Cogen LLP. We anticipate that representatives of Morison & Cogen LLP will be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. We do not expect that representatives of Bagell, Josephs & Company LLC will be present at the meeting or otherwise be available to respond to appropriate questions.

The board of directors recommends a vote “for” the ratification of the appointment of Morison & Cogen LLP as our independent auditors for the fiscal year ended December 31, 2007.

The aggregate fees billed to us by Bagell, Josephs & Company LLC for the last two fiscal years are as follows:

	2005	2006
Audit Fees	$17,500	$17,500
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees(1)	$10,500	$10,500
Total	$28,000	$28,000

(1)	The fees labeled as All Other Fees above constitute interim reviewed financial statements.

All of the services provided by Bagell, Josephs & Company LLC described above under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees” were approved by our Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of the Company’s independent auditors. Management has the primary responsibility for the financial statements and the financial reporting processes, including the systems of internal controls and the certification of the integrity and reliability of the Company’s internal control procedures.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed the Company’s audited balance sheets at December 31, 2005 and 2006 and the statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2006, and has discussed them with management. The Audit Committee also reviewed with Bagell, Josephs & Company LLC, the Company’s independent auditor, the results of their audit. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit and Finance Committees), as currently in effect. The Audit Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with Bagell, Josephs & Company LLC their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Finance Committees), as currently in effect, and has considered and discussed the compatibility of non-audit services provided by Bagell, Josephs & Company LLC with that firm’s independence. In addition, the Audit Committee discussed the rules of the SEC that pertain to the Audit Committee and the roles and responsibilities of Audit Committee members.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006. The Audit Committee also approved the appointment of Morison & Cogen LLP as the Company’s independent auditors for the year ending December 31, 2007.

Respectfully submitted by the Audit Committee,

Phillip J. Gross, Chairman
Harris Kaplan
Rhonda B. Friedman

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the number of shares and percentage of shares beneficially owned based on [103,460,627] shares of common stock outstanding as of October 22, 2007 by:

•	each person known by us to beneficially own 5% or more of our common stock,
•	our Chief Executive Officer and our two other most highly-compensated executive officers during 2006,
•	each of our directors; and
•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. Under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined. Each beneficial owner’s percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the beneficially-owned shares underlying options, warrants or other convertible securities included in that person’s holdings, but not those underlying shares held by any other person.

Unless otherwise indicated, the principal address of each of the persons below is c/o InforMedix Holdings, Inc., Georgetown Park, 5880 Hubbard Drive, Rockville, Maryland 20852-4821.

Name of Stockholder	Number of Shares Beneficially Owned		Percentage of Outstanding Shares
Bruce A. Kehr	8,316,325 (1)		7.6%
Harry M. Stokes	800,000	(2)	*
Michael P. Gavin	901,652 (3)		*
Rhonda B. Friedman	488,333 (4)		*
Phillip Gross	534,333 (5)		*
Harris Kaplan	488,333 (4)		*
Bruce S. Morra	1,515,700 (6)		1.5%
David Nash	340,833 (7)		*
Davison R. Dulin	1,087,023 (8)		1.0%
All Executives and Officers as a Group	14,472,532		10.1%

*	Less than 1% of the issued and outstanding shares.
(1)	Includes 6,427,877 shares issuable upon the exercise of stock options and 101,838 shares issuable upon the exercise of warrants.
(2)	Consists of 800,000 shares issuable upon the exercise of stock options.
(3)	Consists of 901,652 shares issuable upon the exercise of warrants and options.
(4)	Consists of 488,333 shares issuable upon the exercise options.
(5)	Consists of 534,333 shares issuable upon the exercise of options.
(6)	Includes 355,833 shares issuable upon the exercise of options and 219,000 shares issuable upon the exercise of warrants.
(7)	Consists of 340,833 shares issuable upon the exercise of options.
(8)	Consists of 1,087,023 shares issuable upon the exercise of options.

Executive Compensation

The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal year ended December 31, 2006 by our Chief Executive Officer and our two other most highly-compensated executive officers during our 2006 fiscal year (we refer to these individuals collectively as the “named executive officers”).

Summary Compensation Table(1)

Name & Position	Year	Salary	Bonus(2)(3)	Options Awards	All Other Compensation	Total
Bruce A. Kehr, Chairman and Chief Executive Officer	2006	$225,000	$102,370	$0	$0	$327,370
Davison R. Dulin, Senior Vice President of Business Development and Operations	2006	$162,000	$12,256	$0	$0	$174,256
Michael P. Gavin, Vice President	2006	$180,000	$12,120	$0	$0	$192,120

(1)	The above compensation figures do not include the costs of benefits, including healthcare benefits, all of which does not exceed the lesser of $50,000 or 10% of such person’s annual salary and bonus for the year ended December 31, 2006.
(2)	Includes $40,750 paid in cash and $61,620 paid in shares of common stock.
(3)	Bonuses were awarded for the achievement of certain milestones established in Dr. Kehr’s employment agreement and for performance in successfully advancing the our business relationships and contracts. These bonuses were accrued as of December 31, 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding equity awards held by the Named Executive Officers at December 31, 2006:

Name	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Bruce A. Kehr	300,000	0	$1.00	5/8/13
	143,006	0	$1.00	1/21/14
	56,082	0	$0.37	1/21/14
	1,450,952	0	$0.32	9/24/14
	220,000	220,000	$0.30	1/24/15
	300,000	0	$0.15	8/24/15
	150,000	0	$0.15	8/24/15
Davison R. Dulin	193,750	193,750	$0.32	9/24/14
	254,250	258,250	$0.32	9/24/14
	25,000	75,000	$0.30	1/24/05
Michael P. Gavin	150,000	0	$1.00	5/8/13
	40,403	0	$0.37	1/21/14
	179,798	179,799	$0.30	9/24/14
	43,750	131,250	$0.30	1/24/15

Equity Compensation Plan Information

The following table summarizes information with respect to options under our equity compensation plans as of December 31, 2006:

•	the number of shares of our common stock issuable upon exercise of outstanding options, warrants and rights, separately identified by those granted under equity incentive plans approved by our stockholders and those granted under plans, including individual compensation contracts, not approved by our stockholders (column A);

•	the weighted average exercise price of such options, warrants and rights, also as separately identified (column B), and
•	the number of shares remaining available for future issuance under such plans, other than those shares issuable upon exercise of outstanding options, warrants and rights (column C).

	# of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	# of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excl. Securities Reflected in Column A) (C)
Equity compensation plans approved by security holders	7,907,829	$0.32	238,891
Equity compensation plans not approved by security holders	696,720	$0.85	—
Total	8,604,549	$0.39	238,891

Employment Agreements with Executive Officers

Bruce A. Kehr, M.D.

We entered into an employment agreement with Dr. Kehr on January 1, 2000, which was amended and restated on July 1, 2004, and has been extended through October 31, 2007. Since 2000, Dr. Kehr’s history of cash compensation paid to him by the Company is $0 for 2000, $1,538 for 2001, $37,692 for 2002, $78,210 for 2003, $102,074 for 2004 and $105,000 for 2005. During the term of the agreement, Dr. Kehr may continue to oversee the business operations of Contemporary Psychiatric Services Inc. and may continue to provide treatment to patients for up to 6 hours per week provided these activities do not prevent or impair Dr. Kehr’s performance under the employment agreement. Beginning in 2004, Dr. Kehr’s base salary was $100,000 subject to increases subject to the achievement of certain milestones. His base salary was eligible for annual increases upon the approval of our Compensation Committee. Effective January 1, 2006, his salary was increased to $225,000. He also will be entitled to an annual bonus at the discretion of our Compensation Committee. Dr. Kehr shall be entitled to two bonuses of $40,000 each when we obtain $1.0 million and $2.0 million of cumulative cash receipts from sales, royalties, license fees or other income.

Dr. Kehr’s estate will also be entitled to receive one year’s base salary in the event he dies while employed by us (the Company maintains key-man life insurance in the amount of $3.0 on Dr. Kehr). If Dr. Kehr is terminated other than for cause, death or total disability, he shall be entitled to receive an amount equal to the product of his base salary for 12 months plus payment of all unused vacation time and un-reimbursed expenses. Upon a change of control, if Dr. Kehr is terminated other than for cause or good reason, he shall be retained as Executive Vice President. Dr. Kehr is subject to non-competition and non-solicitation provisions with respect to any past or present customers and any employee or agent for the period of his employment plus 12 months after termination.

Harry M. Stokes

We entered into an employment agreement with Mr. Stokes as of October 4, 2006. The agreement provides that Mr. Stokes shall serve as our Senior Vice President and Chief Financial Officer. Mr. Stokes is employed “at will” at an annual base salary of $180,000 per year. He is entitled to an annual bonus. Until such time as we establish a health plan for employees, we have agreed to reimburse Mr. Stokes $415 a month for his personal health insurance through his existing health plan.

Davison R. Dulin

We entered into an employment agreement with Mr. Dulin as of February 15, 2004. The agreement provides that Mr. Dulin shall serve as our Vice President of Sales and Marketing. Mr. Dulin is employed “at will” at an annual base salary of $162,000 per year, plus a quarterly bonus of $5,000. Until such time as we establish a health plan for employees, we have agreed to reimburse Mr. Dulin on a monthly basis for the cost of his paying for his personal health insurance through his existing health plan.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The employment agreements we entered into with each of Messers. Kehr, Dulin and Stokes are discussed in the “Employment Agreements with Executive Officers” subsection set forth previously in this proxy statement.

Michael P. Gavin received $155,372 in consulting fees or other cash compensation in 2005 and $154,500 in 2004. Mr. Gavin is an independent contractor and received all compensation through Somerset Consulting LLC.

In January 2006, we entered into a consulting agreement with Mr. Morra, a director of the company, in connection with strategic business development matters. The term of the engagement is for one year, effective as of December 7, 2005. Compensation consists of a warrant to purchase 144,000 shares of our common stock at any exercise price of $.19 vesting in twelve monthly increments. For accounting purposes, the value of this option was calculated as $17,558, which was recorded as a charge to “prepaid expense” with amortization into expense at a rate of 1/12th per month, commencing January 7, 2006. As of September 30, 2006, unamortized consulting expense related to this agreement and recorded as prepaid expense amounted to $4,849.

On July 26, 2005, the Company borrowed an aggregate $6,000 from the six directors then on our board of directors consisting of Dr. Friedman, Mr. Kaplan, Douglas Watson, Mr. Gross, Robert Rubin and Dr. Kehr. The notes accrued interest at a rate of 10% annually. In addition, the directors received warrants exercisable for an aggregate of 6,000 shares at $.15 per share. All notes were repaid in fiscal year 2006.

On December 21, 2005, we borrowed an aggregate of $25,000 from Mr. Watson ($15,000) and Mr. Gross ($10,000) two of our six directors then on our board of directors. The notes accrued interest at a rate of 10% per annum. In addition, the directors received warrants exercisable for an aggregate of 25,000 common shares at $.15 per share. Both notes were repaid in fiscal year 2006.

In March 2005, three of member of our board of directors received an aggregate of 150,807 shares of common stock in exchange for $12,288 in cash, 166,054 Series A warrants, and 166,054 Class B warrants on the same terms as other investors participating in the exchange offering pursuant to a private placement memorandum dated December 22, 2004. The offering was made expressly to warrant holders who were offered 122,727 shares of common stock in exchange for a unit consisting of $10,000 in cash, 135,136 Series A warrants and 135,136 Class B warrants.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

The Compensation Committee reviews and establishes compensation strategies and programs to ensure that we attract, retain, properly compensate, and motivate qualified executives and other key individuals.

The philosophy of the Compensation Committee is to (i) provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s annual and long-term performance goals; (ii) motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) provide compensation opportunities and benefits that are comparable to those offered by other growing companies in the Company’s industry, thereby allowing us to compete for and retain talented executives who are critical to the Company’s long-term success; and (iv) align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of the Company’s executive officers is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under our stock option and incentive plans.

Chief Executive Officer Compensation

The Compensation Committee set the 2006 annual compensation for the Company’s current Chief Executive Officer, Dr. Kehr. Dr. Kehr is being paid an annual salary of $225,000. Dr. Kehr may earn an annual bonus, at the discretion of the Compensation Committee.

Respectfully submitted by the Compensation Committee,

Phillip J. Gross, Chairman
Harris Kaplan

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, or Exchange Act, our directors and executive officers and beneficial owners of more than 10% of our common stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Company’s common stock and derivative securities. Officers, directors, and persons who beneficially own more than ten percent of a registered class of our equity securities are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports provided to us and written representations from such persons regarding the necessity to file such reports, we are not aware of any failures to file reports or report transactions in a timely manner during the our fiscal year ended December 31, 2006.

INCORPORATED BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Compensation Committee Report on Executive Compensation” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in those sections shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our board of directors may recommend.

Dated: ______________, 2007

ANNEX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
INFORMEDIX HOLDINGS, INC.

InforMedix Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada, DOES HEREBY CERTIFY:

1. The name of the Corporation is InforMedix Holdings, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Nevada on January 19, 2000 under the name HUNAPU INC.

2. The following Amended and Restated Articles of Incorporation have been duly adopted by the unanimous written consent of the Board of Directors of the Corporation and the vote of the majority of stockholders of the Corporation in accordance with and pursuant to the provisions of Section 78.120 of the General Corporation Law of the State of Nevada.

3. The text of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“ARTICLE I
NAME

The name of the Corporation is InforMedix Holdings, Inc. (the “Corporation”).

ARTICLE II
REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Nevada is [5100 Neil Road, Suite 500, Reno, Nevada 89511]. The name of its registered agent at such address is [Corporation Trust Company of Nevada]. [PLEASE CONFIRM]

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada (the “NGCL”).

ARTICLE IV
CAPITAL STOCK

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Three Hundred Four Million, Five Hundred Thousand (304,500,000) shares, of which:

Three Hundred Million (300,000,000) shares, par value $.001 per share, shall be shares of common stock (the “Common Stock”); and

Four Million Five Hundred Thousand (4,500,000) shares, par value $.001 per share, shall be shares of preferred stock (the “Preferred Stock”).

(A) Common Stock. Except as (i) otherwise required by law or (ii) expressly provided in these Amended and Restated Articles of Incorporation (as amended from time to time), each share of Common Stock shall have the same powers, rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters.

(1) Dividends. Subject to the rights of the holders of Preferred Stock, and to the other provisions of these Amended and Restated Articles of Incorporation (as amended from time to time), holders of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(2) Voting Rights. At every annual or special meeting of stockholders of the Corporation, each holder of Common Stock shall be entitled to cast one (1) vote for each share of Common Stock standing in such holder’s name on the stock transfer records of the Corporation.

(3) Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and amounts payable upon shares of Preferred Stock entitled to a preference, if any, over holders of Common Stock upon such dissolution, liquidation or winding up, the remaining net assets of the Corporation shall be distributed among holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Paragraph (A)(3).

(B) Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other rights, if any, of the shares of each such series, and any qualifications, limitations or restrictions thereof. Irrespective of the provisions of Section 78.390 of the NGCL, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote, without the separate vote of the holders of the Preferred Stock as a class.

(1) Series A Preferred Stock. Of the 4,500,000 shares of preferred stock authorized under this Article IV, the Corporation shall have the authority to issue 480 shares designated as Series A Preferred Stock, $.001 par value per share, upon the terms, conditions, rights, preferences and limitations set forth herein (referred to as “Series A Preferred”).

(a) Rank. The Series A Preferred shall rank (i) senior to all Common Stock; (ii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series A Preferred of whatever subdivision; (iii) on parity with any class or series of capital stock of the Corporation created specifically ranking by its terms on parity with the Series A Preferred (“Parity Securities”), in each case, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

(b) Dividends. The holders of Series A Preferred shall be entitled to dividends equal to 8% per annum (“Dividend Rate”). The dividend shall be payable annually in cash or in Common Stock at the Corporation’s option. On February 28, 2008, the Dividend Rate shall increase to 10% per annum.

(c) Conversion Price. The Series A Preferred conversion price shall be $0.16 per share (the “Conversion Price”).

(d) Mandatory Conversion. Subject to an effective registration statement, if the closing bid price for the Common Stock exceeds 200% of the Conversion Price for a period of 20 consecutive trading days, the Series A Preferred shall automatically convert into Common Stock at the applicable Conversion Price. In the event a holder of the Series A Preferred is prohibited from converting into Common Stock under this provision due to the 9.999% ownership limitation discussed in paragraph (e) below, the excess portion of the Series A Preferred shall remain outstanding, but shall cease to accrue a dividend.

(e) Limitations on Conversion/Ownership. Each holder of the Series A Preferred shall not convert its shares of Series A Preferred into Common Stock such that the number of shares of Common Stock issued after such conversion would exceed, when aggregated with all other share of Common Stock owned by such holder at such time, in excess of 9.999% of the then issued and outstanding shares of Common Stock.

(f) Voting Rights. Except as may be provided under the NGCL, the holders of Series A Preferred shall not be entitled to vote on any matters as to which holders of Common Stock shall be entitled to vote.

(g) Preemptive Rights. Holders of Series A Preferred shall have no preemptive rights.

(h) Liquidation Rights. Upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each holder of shares of Series A Preferred shall be entitled to receive, immediately after any distribution of securities required by these Amended and Restated Articles of Incorporation, in preference to any distributions of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and pari passu with any distribution of Parity Securities, an amount equal to $10,000 per share of Series A Preferred, plus an additional amount equal to any dividends declared but unpaid on such shares before any payments shall be made or any assets distributed to holders of any class of Common Stock. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to pay the holders of shares of the Series A Preferred the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to holders of the shares of the Series A Preferred. An amount equal to $10,000 per share, plus an additional amount equal to any dividend declared but unpaid on such Common Stock, shall then be paid ratably to the holders of the Common Stock. All assets remaining thereafter shall then be distributed, pari passu, to all the holders of the Series A Preferred (on the basis as if all outstanding shares of Series A Preferred had been converted into Common Stock in accordance with paragraph (c) above) and all Common Stock.

(i) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after October __, 2007 effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after October __, 2007 combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

ARTICLE V
BOARD OF DIRECTORS

(A) Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or these Amended and Restated Articles of Incorporation directed or required to be exercised or done by the stockholders.

(B) Number of Directors. The number of directors of the Corporation shall be fixed from time to time in the manner provided in the Amended and Restated Bylaws.

(C) Newly-Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the Board of Directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Directors elected to fill a newly created directorship or other vacancies shall hold office until such director’s successor has been duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

(D) Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director may be removed from office at any time for cause, at a meeting called for that purpose, and only by the affirmative vote of the holders of at least 66.67 % of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(E) Rights of Holders of Preferred Stock. Notwithstanding the foregoing provisions of this Article V, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such Preferred Stock as set forth in the certificate of designations governing such series.

(F) Written Ballot Not Required. Elections of directors need not be by written ballot unless the Amended and Restated Bylaws of the Corporation shall otherwise provide.

(G) Bylaws. In accordance with and pursuant to the provisions of Section 78.120 of the NGCL, the authority to adopt, amend or repeal the bylaws of the Corporation is hereby granted exclusively to the Board of Directors of the Corporation.

(H) Classification of Directors. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall be not so held, such election shall take place at a stockholders’ meeting called and held in accordance with the NGCL. The directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders. The initial classification of directors shall be determined in accordance with a resolution or resolutions adopted by the Board of Directors. At each annual meeting after the approval of these Amended and Restated Articles of Incorporation by the stockholders of the Corporation, directors to replace those of a Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as practicable.

ARTICLE VI
LIMITATION OF LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct, fraud, or a knowing violation of law, (iii) under Section 78.138 of the NGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the NGCL is hereafter amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NGCL as so amended. Any repeal or modification of this Article VI by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VII
INDEMNIFICATION

Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, limited liability company, joint venture, trust or other entity, including service with respect to an employee benefit plan (hereinafter an “ Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while so serving, shall be indemnified and held harmless by the Corporation to the full extent authorized by the NGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all costs, expenses, liabilities and losses (including attorneys’ fees and related costs, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such Indemnitee in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, partner, member or trustee and shall inure to the benefit of his or her heirs, executors and administrators. Each person who is or was serving as a director or officer of a subsidiary of the Corporation shall be deemed to be serving, or have served, at the request of the Corporation.

(A) Procedure. Any indemnification (but not advancement of expenses) under this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the NGCL, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment). Such determination shall be made with respect to a person who is a director or officer at the time of such determination (i) by majority vote of a quorum of directors who were not parties to such proceeding (the “Disinterested Directors”), (ii) by a committee of Disinterested Directors designated by a quorum of Disinterested Directors, (iii) if there are no such Disinterested Directors, or if a quorum of such Disinterested Directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

(B) Advances for Expenses. Expenses (including attorneys’ fees, costs and charges) incurred by a director or officer of the Corporation in defending a proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VII. The majority of the Disinterested Directors may, in the manner set forth above, and upon approval of such director or officer of the Corporation, authorize the Corporation’s counsel to represent such person, in any proceeding, whether or not the Corporation is a party to such proceeding.

(C) Procedure for Indemnification. Any indemnification or advance of expenses (including attorney’s fees, costs and charges) under this Article VII shall be made promptly, and in any event within sixty (60) days upon the written request of the director or officer (and, in the case of advance of expenses, receipt of a written undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified therefor pursuant to the terms of this Article VII). The right to indemnification or advances as granted by this Article VII shall be enforceable by the director or officer in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within sixty (60) days. Such person’s costs and expenses incurred in connection with successfully establishing his/her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses (including attorney’s fees, costs and charges) under this Article VII where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in the NGCL, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he/she has met the applicable standard of conduct set forth in the NGCL, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(D) Other Rights; Continuation of Right to Indemnification. The indemnification and advancement of expenses provided by this Article VII shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administers of such person. All rights to indemnification under this Article VII shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Article VII is in effect. Any repeal or modification of this Article VII or any repeal or modification of relevant provisions of the NGCL or any other applicable laws shall not in any way diminish any rights to indemnification of such director or officer or the obligations of the Corporation arising hereunder with respect to any proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such modification or repeal. For the purposes of this Article VII, references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who, following such consolidation or merger, is a director or officer of such a constituent corporation or is serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other entity shall stand in the same position under the provisions of this Article VII, with respect to the resulting or surviving corporation during the period following such consolidation or merger, as he would if he/she had served the resulting or surviving corporation in the same capacity.

(E) Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other entity, against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

(F) Savings Clause. If this Article VII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification under the first paragraph of this Article VII as to all costs, expenses, liabilities and losses (including attorneys’ fees and related costs, judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person and for which indemnification is available to such person pursuant to this Article VII to the full extent permitted by any applicable portion of this Article VII that shall not have been invalidated and to the full extent permitted by applicable law.

ARTICLE VIII
ACTION BY WRITTEN CONSENT/SPECIAL MEETINGS OF STOCKHOLDERS

Notwithstanding any provision of the Amended and Restated Bylaws of the Corporation, for so long as either the Corporation’s Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Corporation is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Exchange Act with respect to the Corporation’s Common Stock: (i) the stockholders of the Corporation may not take any action by written consent in lieu of a meeting, and must take any actions at a duly called annual or special meeting of stockholders and the power of stockholders to consent in writing without a meeting is specifically denied and (ii) special meetings of stockholders of the Corporation may be called only by either the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office or by the chief executive officer of the Corporation.

ARTICLE IX
AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provision of these Amended and Restated Articles of Incorporation or the Amended and Restated Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, these Amended and Restated Articles of Incorporation, the Amended and Restated Bylaws of the Corporation or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law, these Amended and Restated Articles of Incorporation, the Amended and Restated Bylaws of the Corporation or otherwise, the affirmative vote of the holders of at least 50% of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt any provision inconsistent with, to amend or repeal any provision of, or to adopt a bylaw inconsistent with, Articles V, VI, VII, VIII or IX of these Amended and Restated Articles of Incorporation.”

* * *

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Incorporation to be signed by the Secretary this __ day of , 2007.

Harry M. Stokes, Secretary

ANNEX B

InforMedix Holdings, Inc.

2007 Equity Incentive Plan

ARTICLE I  GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1	Purpose. The purposes of this 2007 Equity Incentive Plan are (a) to enable the Company, and the Company’s subsidiaries and affiliates, to attract and retain highly qualified personnel who will contribute to the success of the Company, including the Company’s subsidiaries and certain affiliates, and (b) to provide incentives to participants in this 2007 Equity Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of the Company.
1.3	Definitions. For purposes of this Plan, except as otherwise defined in this Plan, capitalized terms shall have the meanings assigned to them in this Section 1.2.

“Administrator” means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

“Affiliate” means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

“Associated Award” shall have the meaning assigned to the term in Section 8.2.

“Award” means any award granted under the Plan.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means the commission of any act of a theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company or otherwise, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company. An Award Agreement or any employment agreement with an Eligible Recipient may further define the term “Cause” with respect to any Award granted under the Plan to such Eligible Recipient.

“Change of Control” shall have the meaning assigned to such term in Section 15.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

“Committee” means the compensation committee of the Board or other any committee which the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and the applicable rules of Nasdaq, any stock exchange or automated quotation system on which the Common Stock is primarily quoted or listed. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board as specified in the Plan shall be exercised by the Committee.

“Common Stock” means the common stock, with a par value $.001 per share as of the date of adoption of the Plan by the Board, of the Company.

“Company” means InforMedix Holdings, Inc., a Nevada corporation, or any successor corporation.

“Control” shall have the meaning assigned to the term in the definition of Affiliate in this Section 1.2.

“Disability” means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Company, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant’s work duties for a continuous period of six months or longer, as the case may be. An Award Agreement or any employment agreement with an Eligible Recipient may further define the term “Disability” with respect to any Award granted under the Plan to such Eligible Recipient.

“Eligible Recipient” means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term “employee” shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of “employee” in the “Rule as to the Use of Form S-8” contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

“Employee Director” means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator consistent with the requirements of Code Section 409A; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on Nasdaq, the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by NASD; (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and the last sale price and closing bid and asked prices are not furnished by the NASD, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the Pink Sheets, or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if the last sale price and bid and asked prices for the Common Stock are not furnished by the NASD, Pink Sheets or a similar organization, the value established in good faith by the Administrator (and as indicated above, consistent with Code Section 409A); and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the “Change in Control Price” (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

“Family Member” means, with respect to any Participant, any of the following:

(a) such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;

(b) any person (other than a tenant or employee) sharing such Participant’s household;

(c) a trust in which the persons identified in clauses (a) and (b) above have more than fifty percent of the beneficial interest;

(d) a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or

(e) any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

“Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Limited Stock Appreciation Right” means a Stock Appreciation Right that can be exercised only in the event of a “Change in Control” (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

“Maximum Value” shall have the meaning assigned to the term in Section 8.2.

“NASD” means the National Association of Securities Dealers, Inc.

“Nasdaq” means The Nasdaq Stock Market.

“Non-Employee Director” means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to Article 5 of the Plan.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing.

“Performance Grant” shall have the meaning assigned to the term in Section 8.1.

“Performance Grant Actual Value” shall have the meaning assigned to the term in Section 8.1.

“Performance Grant Award Period” shall have the meaning assigned to the term in Section 8.3.

“Performance Shares” means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

“Permitted Transfer” means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant’s lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

“Pink Sheets” means Pink Sheets, LLC.

“Plan” means this 2007 Equity Incentive Plan.

“Related Employment” means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

“Restricted Period” means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

“Restricted Stock” means Shares subject to certain restrictions granted pursuant to Article 7.

“Rule 16b-3” shall have the meaning assigned to the term in Section 2.1.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

“Stock Appreciation Right” means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

“Stock Bonus” means an Award granted pursuant to Article 9.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Ten Percent Stockholder” shall have the meaning assigned to the term in Section 5.4.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

“Termination Date” means the effective date of Termination, as determined by the Administrator.

ARTICLE II  ADMINISTRATION.

2.1	Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”) or the rules of the Nasdaq, any stock exchange or automated quotation system on which the Common Stock is primarily quoted or listed, by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2	Administrator’s Powers. Subject to the general purposes, terms and conditions of this Plan and the restrictions on the exercise of discretion under Code Section 409A, the Administrator will have full power to implement and carry out this Plan. The Administrator will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g) grant waivers of Plan or Award conditions;

(h) determine the vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j) make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;

(k) determine whether an Award has been earned; and

(l) make all other determinations necessary or advisable for the administration of the Plan.

2.3	Administrator’s Discretion Final. Any determination made by the Administrator with respect to any Award will be made in the Administrator’s sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.
2.4	Administrator’s Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law.

ARTICLE III  PARTICIPATION.

3.1	Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate’s board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2	Participants. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.

ARTICLE IV  AWARDS UNDER THE PLAN.

4.1	Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

(a) Options;

(b) Stock Appreciation Rights;

(c) Restricted Stock;

(d) Performance Grants;

(e) Stock Bonuses; and

(f) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including, but not limited to, Awards of, or options or similar rights granted with respect to, unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

4.2	Number of Shares Available Under the Plan/Annual Limits. Subject to Section 4.4, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 31,400,000. To the extent that any Award payable in Shares is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the Shares covered by such Award will no longer be charged against the foregoing 31,400,000. Share maximum limitation and may again be made subject to Award(s) under the Plan.

Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will be counted as used under the Plan. In addition, shares covered by an Award which is settled in cash will not be counted as used under the Plan.

The number of Shares subject to Awards to any one individual Participant in a calendar year may not exceed 15,000,000.

4.3	Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.
4.4	Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan or specifically limited by any provision in the Plan (for example, the annual limit on Shares subject to individual Awards in Section 4.2, (b) the number of Shares that may be granted pursuant to the Plan, and (c) the Exercise Prices of and number of Shares subject to outstanding Options and other Awards, shall be equitably and proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded down to the nearest whole Share, as determined by the Administrator.

4.5	Rights with Respect to Common Shares and Other Securities.

(a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant’s rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

(b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant’s rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

ARTICLE V  STOCK OPTIONS.

5.1	Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.
5.2	Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.
5.3	Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4	Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a “Ten Percent Stockholder”) will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, an Option shall be exercisable as follows:

(a) up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;

(b) up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;

(c) up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and

(d) up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.5	Exercise Price. The Exercise Price shall generally be 100% of the Fair Market Value of the Shares subject to the Option on the date of grant of such Option. Notwithstanding the foregoing, provided due consideration is given to the limits of Code Section 409A, applicable accounting, corporate, securities and other legal or administrative considerations, the Exercise Price of an Option may be less as determined by the Administrator when the Option is granted but may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; and provided further, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.
5.6	Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.
5.7	Termination. Unless otherwise provided in an Award Agreement, exercise of Options shall be subject to the following:

(a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant’s Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding seven years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;

(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant’s Disability), then each of such Participant’s Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding seven years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant’s death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;

(c) Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant’s behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.8	Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.
5.9	Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. This $100,000 limitation shall be applied by taking Options into account in the order in which granted. An Incentive Stock Option shall be deemed to be a Non-Qualified Stock Option to the extent that the foregoing $100,000 limitation is exceeded. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.10	Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code.
5.11	No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.
5.12	Prohibition Against Transfer. No Incentive Stock Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and a such Option shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Except as provided by the Administrator after giving appropriate consideration to applicable law (especially the federal securities registration laws) and financial accounting considerations, no other Award may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant’s Option shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

ARTICLE VI  STOCK APPRECIATION RIGHTS.

6.1	Grant of Stock Appreciation Rights.

(a) Consistent with the fair market value rules and other rules of Code Section 409A, the Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.

(b) The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2	Prohibition Against Transfer. Except as provided by the Administrator after giving appropriate consideration to applicable law (especially the federal securities registration laws) and financial accounting considerations, no Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant’s Disability or death.
6.3	Exercise. The Award of Stock Appreciation Rights shall not be exercisable:

(a) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;

(b) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

(c) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that

(i) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related

Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;

(ii) if such Participant is Terminated by reason of such Participant’s Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;

(iii) if such Participant is Terminated for reasons other than Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant’s Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant’s Termination Date or as otherwise permitted by the Administrator; or

(iv) if any Participant to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant’s executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

6.4	Exercise.

(a) An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c)) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.

(b) An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

6.5	Fractional Shares. No fractional shares may be delivered under this Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.

ARTICLE VII  RESTRICTED STOCK.

7.1	Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.
7.2	Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.
7.3	Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.
7.4	Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:

(a) determine the nature, length and starting date of any performance period for the Restricted Stock Award;

(b) select from among the performance factors to be used to measure performance goals, if any; and

(c) determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

7.5	Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the terms of such Award Agreement provide otherwise or the Administrator determines otherwise.

ARTICLE VIII  PERFORMANCE GRANTS.

8.1	Award. Subject to Article 4, the Award of a Performance Grant to a Participant will entitle such Participant to receive a specified amount (the “Performance Grant Actual Value”) as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.
8.2	Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the “Associated Award”). As determined by the Administrator, the maximum value of each Performance Grant (the “Maximum Value”) shall be:

(a) an amount fixed by the Administrator at the time the award is made or amended thereafter;

(b) an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or

(c) an amount that is determinable from criteria specified by the Administrator.

Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3	Award Period. The award period (“Performance Grant Award Period”) in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.
8.4	Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant’s continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5	Determination of Performance Grant Actual Values. The Committee shall determine whether the conditions of Sections 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award’s terms. If a Performance Grant has a Performance Grant Actual Value and:

(a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant’s beneficiary as provided below; or

(b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant’s beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award’s terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant’s beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant’s beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complementary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6	Payment. Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.
8.7	Performance Measures. Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Section, for Performance Grants designed to qualify for the performance based exception of Code Section 162(m) (“Performance-Based Exception”), the objective performance criteria shall be based upon one or more of the following (each a “Performance Measure”):

(a) Earnings before interest, tax, depreciation or amortization (“EBITDA”) (actual and adjusted and either in the aggregate or on a per-Share basis);

(b) Earnings (either in the aggregate or on a per-Share basis);

(c) Net income or loss (either in the aggregate or on a per-Share basis);

(d) Operating profit;

(e) Growth or rate of growth in cash flow;

(f) Cash flow provided by operations (either in the aggregate or on a per-Share basis);

(g) Free cash flow (either in the aggregate on a per-Share basis);

(h) Costs;

(i) Gross revenues;

(j) Reductions in expense levels;

(k) Operating and maintenance cost management and employee productivity;

(l) Stockholder returns (including return on assets, investments, equity, or gross sales);

(m) Return measures (including return on assets, equity, or sales);

(n) Growth or rate of growth in return measures;

(o) Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(p) Net economic value;

(q) Economic value added;

(r) Aggregate product unit and pricing targets;

(s) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(t) Achievement of business or operational goals such as market share and/or business development;

(u) Achievement of diversity objectives;

(v) Results of customer satisfaction surveys; and/or

(w) Debt ratings, debt leverage and debt service;

provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the grant date of an Performance Grant intended to comply with the Performance-Based Exception, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

ARTICLE IX  STOCK BONUSES.

9.1	Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for services previously rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company, pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.
9.2	Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:

(a) determine the nature, length and starting date of any performance period for each Stock Bonus;

(b) select from among the performance factors to be used to measure the performance, if any; and

(c) determine the number of Shares that may be awarded to the Participant

Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3	Form of Payment. The earned portion of a Stock Bonus shall be paid currently or on a deferred basis (provided the requirements of Code Section 409A are met), with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

ARTICLE X  PAYMENT FOR SHARE PURCHASES.

10.1	Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and any permissible legal method, including:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of Common Stock that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is secured by collateral other than the Shares satisfactory to the Administrator;

(d) by waiver of compensation due or accrued to the Participant for services rendered;

(e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists, (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the NASD whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Participant and such broker-dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to such broker-dealer in a margin account as security for a loan from such broker-dealer in the amount of the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f) by any combination of the foregoing.

10.2	Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

ARTICLE XI  DEFERRAL OF COMPENSATION.

11.1	Deferral of Compensation. Consistent with the requirements of Code Section 409A, the Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

(a) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of Termination of employment or performance of services for the Company, or any Parent, Subsidiary or Affiliate of the Company);

(b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

(c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

ARTICLE XII  DEFERRED PAYMENT OF AWARDS.

12.1	Deferred Payment of Awards. Consistent with the requirements of Code Section 409A, the Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.

ARTICLE XIII  AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

13.1	Amendment or Substitution of Awards Under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant’s written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

ARTICLE XIV  DESIGNATION OF BENEFICIARY BY PARTICIPANT.

14.1	Designation of Beneficiary by Participant. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant’s death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant’s beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant’s beneficiary(ies), such payment will be made to the legal representatives of the Participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

ARTICLE XV  CHANGE IN CONTROL.

15.1	Effect of a Change in Control. An Award Agreement may provide that, upon a Change in Control, all or any portion of the Award shall automatically become immediately vested and exercisable, that restrictions relating to the Award shall lapse or that the Award shall become immediately payable.
15.2	Change of Control. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

(a) any person who is not currently a stockholder of the Company (or does not currently have the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, options or otherwise, securities of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities; or

(b) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clauses (a) or (b) of this Section 15.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 15.2 solely because 50% or more of the combined voting power of the Company’s outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 15, the terms “person” and “beneficial owner” shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.

ARTICLE XVI  PLAN AMENDMENT OR SUSPENSION.

16.1	Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and/or with any other applicable law, rule or regulation. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent.

ARTICLE XVII  PLAN TERMINATION.

17.1	Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board terminating the Plan; or

(b) July 1, 2017.

17.2	Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person’s consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 13.

ARTICLE XVIII  TRANSFERABILITY.

18.1	Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, except as may be approved by the Administrator, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant’s lifetime only by such Participant or such person receiving such Option or similar right pursuant to a domestic relations order.

ARTICLE XIX  PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

19.1	Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, however, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant’s Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.
19.2	Financial Statements. The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, that the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.
19.3	Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant’s Termination at any time within 90 days after the later of Participant’s Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.

ARTICLE XX  CERTIFICATES.

20.1	Certificates. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

ARTICLE XXI  DEPOSIT OF SHARES; ESCROW.

21.1	Deposit of Shares; Escrow. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator may from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

ARTICLE XXII  EXCHANGE AND BUYOUT OF AWARDS.

22.1	Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.
22.2	Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

ARTICLE XXIII  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

23.1	Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

(a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or

(b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

23.2	No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

ARTICLE XXIV  NO RIGHT TO EMPLOYMENT OR CONTINUATION OF RELATIONSHIP.

24.1	No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

ARTICLE XXV  NON-EXCLUSIVITY OF THE PLAN.

25.1	Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

ARTICLE XXVI  MISCELLANEOUS PROVISIONS.

26.1	No Rights Unless Specifically Granted. No Eligible Participant, employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.
26.2	No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

26.3	Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder shall be administered, operated and interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date on which the Board approves the Plan; provided, however, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Participant under Code Section 409A and related Department of Treasury guidance prior to the payment and/or delivery to such Participant of such amount, the Company may (i) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Code Section 409A and related Department of Treasury guidance, including such Department of Treasury guidance and other interpretive materials as may be issued after the date on which the Board approves the Plan. The Company and its Affiliates make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to a Participant (or his or her beneficiaries, as applicable) results in, or causes in any manner, the application of an accelerated or additional tax, fine or penalty under Code Section 409A or otherwise to be imposed, then the Participant (or his or her beneficiaries, as applicable) shall be solely liable for the payment of, and the Company and its Subsidiaries shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Participant (or his or her beneficiaries, as applicable) for, any such additional taxes, fines or penalties.

26.4	Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.
26.5	Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit a Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

26.6	Expenses of Administration. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:

(a) if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;

(b) if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and

the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

26.7	Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.
26.8	Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant’s (or other person’s) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.
26.9	Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.
26.10	Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.
26.11	Filing of Reports. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.
26.12	Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

ANNUAL MEETING OF STOCKHOLDERS OF
InforMedix Holdings, Inc.
November 29, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

FOR EACH OF THE MATTERS SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND AND RESTATE OUR COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES, DIVIDE MEMBERSHIP OF THE BOARD INTO THREE CLASSES WITH STAGGERED TERMS AND INCORPORATE CERTAIN ANTI-TAKEOVER PROVISIONS.
2. TO ELECT DIRECTORS:	NOMINEES:
☐ FOR ALL NOMINEES	Rhonda B. Friedman ☐	Harris Kaplan ☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	Bruce S.Morra ☐	David B.Nash ☐
☐ FOR ALL EXCEPT (See instructions below)	Bruce A. Kehr ☐	Phillip Gross ☐

	FOR	AGAINST	ABSTAIN
3. TO RATIFY THE APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN.	☐	☐	☐
4. TO RATIFY THE APPOINTMENT OF MORISON & COGEN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.	☐	☐	☐
5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY BE PROPERLY COME BEFORE THE MEETING.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: ☒

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE AUTHORIZATION OF THE BOARD TO AMEND AND RESTATE THE COMPANY’S ARTICLES OF INCORPORATION, FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF MORISON & COGEN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.